UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 27, 2006 (Date of earliest event reported)
OREGON PACIFIC BANCORP (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	000-50165 (Commission File Number)	71-0918151 (IRS Employer Identification Number)

1355 Highway 101 (Address of principal executive offices)		97439 (Zip Code)
541.997.7121 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

c) Appointment of Principal Officers.

On November 21, 2006, the board of directors of Oregon Pacific Bancorp (the "Company") and its subsidiary Oregon Pacific Bank (the "Bank") announced the appointment of James P. Clark as the President and Chief Executive Officer effective January 1, 2007 of the Company and of the Bank. Mr. Clark, 48, is currently the Executive Vice President and Chief Credit Officer of the Bank.

Mr. Clark will replace Mr. Thomas K. Grove who announced his retirement on August 10, 2006 effective December 31, 2006 for which a Current Report on Form 8-K was filed on August 16, 2006.

A press release announcing the foregoing events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of OREGON PACIFIC BANCORP dated November 27, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2006	OREGON PACIFIC BANCORP By: /s/ Joanne Forsberg Joanne Forsberg Secretary and CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of OREGON PACIFIC BANCORP dated November 27, 2006